Fees Summary	Oct. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,666,637.20
Previously Paid Amount	0.00
Total Fee Amount	754.00
Total Offset Amount	0.00
Net Fee	$ 754.00